Exhibit 32.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Emmis Operating Company (the “Company”), that, to his knowledge:

(1)	the Quarterly Report of the Company on Form 10-Q/A for the period ended May 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

/s/	WALTER Z. BERGER
Walter Z. Berger
Executive Vice President, Treasurer and Chief
Financial Officer